                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 23, 1998, appearing on page F-1 of hi/fn, inc.'s Registration Statement on Form 10 (File No. 0-24765).

                                            PRICEWATERHOUSECOOPERS LLP


San Diego, California
December 14, 1998